Gaston Federal Bancorp, Inc. and Subsidiary
Pro Forma Consolidated Condensed Statement of Condition (unaudited)
(in thousands)

                                                                            Gaston Federal          Innes Street
                                                                             Bancorp, Inc.         Financial Corp.
                                                                          -------------------    -------------------
                                                                          September 30, 2001     September 30, 2001
                                                                          -------------------    -------------------
Assets
------
Cash and cash equivalents                                                 $           32,796     $           16,221
Investment securities, available for sale                                             28,332                      -
Investment securities, held to maturity                                                    -                      -
Mortgage-backed securities, available for sale                                        25,015                  2,204
Mortgage-backed securities, held to maturity                                               -                    439
Loans, net                                                                           165,743                190,052
Premises and equipment, net                                                            4,857                  2,119
Accrued interest receivable                                                            1,303                  1,006
Federal Home Loan Bank stock                                                           2,177                  1,715
Goodwill and other intangible assets                                                       -                      -
Other assets                                                                           6,375                  2,892
                                                                          -------------------    -------------------
Total assets                                                              $          266,598     $          216,648
                                                                          ===================    ===================

Liabilities and Equity
----------------------
Deposits                                                                           $ 180,155     $          175,053
Advances from borrowers for taxes and insurance                                          918                    464
Borrowed money                                                                        42,158                 12,000
Other liabilities                                                                      1,740                  1,855
                                                                          -------------------    -------------------
    Total liabilities                                                                224,971                189,372

Common stock and additional paid in capital, net of ESOP loan                         15,211                  8,597
Retained earnings, substantially restricted                                           25,015                 19,183
Unrealized gain on securities available for sale, net of tax                           1,401                     42
Unearned compensation MRP                                                                  -                   (546)
                                                                          -------------------    -------------------
    Total equity                                                                      41,627                 27,276
                                                                          -------------------    -------------------
                                                                          -------------------    -------------------
Total liabilities and equity                                              $          266,598     $          216,648
                                                                          ===================    ===================


                                                                                Pro Forma         Pro Forma

                                                                              Adjustments          Combined
                                                                              ------------        -----------
Assets
------
Cash and cash equivalents                                                     $   (37,852)  (a)   $   11,165
Investment securities, available for sale                                               -             28,332
Investment securities, held to maturity                                                 -                  -
Mortgage-backed securities, available for sale                                          -             27,219
Mortgage-backed securities, held to maturity                                           22   (b)          461
Loans, net                                                                          1,286   (b)      357,081
Premises and equipment, net                                                         2,566   (b)        9,542
Accrued interest receivable                                                             -              2,309
Federal Home Loan Bank stock                                                            -              3,892
Goodwill and other intangible assets                                               10,716   (b)       10,716
Other assets                                                                            -              9,267
                                                                              ------------        -----------
Total assets                                                                  $   (23,262)        $  459,984
                                                                              ============        ===========

Liabilities and Equity
----------------------
Deposits                                                                          $ 1,454   (b)   $  356,662
Advances from borrowers for taxes and insurance                                         -              1,382
Borrowed money                                                                          -             54,158
Other liabilities                                                                   2,560   (c)        6,155

                                                                              ------------        -----------
    Total liabilities                                                               4,014            418,357

Common stock and additional paid in capital, net of ESOP loan                      (8,597)  (d)       15,211
Retained earnings, substantially restricted                                       (19,183)  (d)       25,015
Unrealized gain on securities available for sale, net of tax                          (42)  (d)        1,401
Unearned compensation MRP                                                             546   (d)            0
                                                                              ------------        -----------
    Total equity                                                                  (27,276)            41,627
                                                                              ------------        -----------
                                                                              ------------        -----------
Total liabilities and equity                                                  $   (23,262)        $  459,984
                                                                              ============        ===========

Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Condition

(a) Amount reflects the use of cash to fund the merger consideration of $37.413 million, payment of transaction costs of $1.374 million, aftertax restructuring costs of $898,000, repayment of ESOP loan of $1.588 million, and tax benefit of MRPs of $245,000.

(b) Amounts reflect the allocation of the purchase price based on the fair market value of assets acquired and liabilities assumed. The fair market value of investments held was estimated using quoted market values. The fair market values of loans and deposits were estimated using discounted expected future cash flows for these items based on their weighted average life and weighted average yields. The fair market value of premises and equipment was estimated based on the appraised value of significant assets. The core deposit intangible asset of $1.962 million represents the premium paid for the deposits assumed in the transaction and was estimated by discounting the spread between the Company's weighted average cost of funds and the weighted average rate paid on the liabilities of Innes Street Financial Corporation. The servicing intangible asset of $367,000 represents the excess of servicing fees over related costs of servicing the assets. The excess of the purchase price paid over the fair value of net assets of $8.387 million is reflected as goodwill.

(c) Amount reflects the accrued liabilities of $1.381 million associated with the costs for employee termination benefits and other exit costs and $1.179 million in deferred tax liability as a result of the fair market value adjustments.

(d) Reflects the elimination of the equity accounts of Innes Street Financial Corporation.

Gaston Federal Bancorp, Inc.
Pro Forma Consolidated Condensed Statement of Operations (unaudited) (in thousands, except per share data)

                                                          Gaston Federal      Innes Street Financial
                                                           Bancorp, Inc.               Corp.
                                                       -------------------   ------------------------
                                                         Nine months ended        Nine months ended
                                                        September 30, 2001          June 30, 2001
                                                       -------------------   -------------------------
Interest Income
---------------
Loans                                                  $            9,392    $               $ 11,238
Investment securities                                               1,386                           -
Interest-bearing deposits                                             771                         404
Mortgage-backed and related securities                              1,127                         192
                                                       -------------------   -------------------------
       Total interest income                                       12,676                      11,834

Interest Expense
----------------
Deposits                                                            5,938                       6,819
Borrowed funds                                                      1,813                         679
                                                       -------------------   -------------------------
       Total interest expense                                       7,751                       7,498

Net interest income                                                 4,925                       4,336

Provision for loan losses                                              90                          27
                                                       -------------------   -------------------------
       Net interest income after provision                          4,835                       4,309

Noninterest Income
------------------
Service charges on deposit accounts                                 1,302                          33
Gain on sale of assets                                                  -                          97
Other income                                                          853                         215
                                                       -------------------   -------------------------
       Total noninterest income                                     2,155                         345

Noninterest Expense
-------------------
Compensation and benefits                                           2,710                       1,705
Occupancy and equipment expense                                       510                         424
Loss on sale of assets                                                  9                           -
Other expenses                                                      1,589                       1,033
                                                       -------------------   -------------------------
       Total noninterest expense                                    4,818                       3,162

Income before income taxes                                          2,172                       1,492

Provision for income taxes                                            689                         565
                                                       -------------------   -------------------------
Net income                                             $            1,483    $                    927
                                                       ===================   =========================

Basic earnings per share                               $             0.36    $                   0.54
Diluted earnings per share                             $             0.36    $                   0.53

Basic weighted average outstanding shares                       4,080,122                   1,707,684
Diluted weighted average outstanding shares                     4,091,723                   1,738,085


                                                           Pro Forma               Pro Forma
                                                          Adjustments               Combined
                                                         --------------           -------------
Interest Income
---------------
Loans                                                    $      (1,248)  (a),(b)  $     19,382
Investment securities                                                -                   1,386
Interest-bearing deposits                                         (527)   (a)              648
Mortgage-backed and related securities                               -                   1,319
                                                         --------------           -------------
       Total interest income                                    (1,775)                 22,735

Interest Expense
----------------
Deposits                                                        (1,249)   (b)           11,508
Borrowed funds                                                       -                   2,492
                                                         --------------           -------------
       Total interest expense                                   (1,249)                 14,000

Net interest income                                               (526)                  8,735

Provision for loan losses                                            -                     117
                                                         --------------           -------------
       Net interest income after provision                        (526)                  8,618

Noninterest Income
------------------
Service charges on deposit accounts                                  -                   1,335
Gain on sale of assets                                               -                      97
Other income                                                       (57)   (b)            1,011
                                                         --------------           -------------
       Total noninterest income                                    (57)                  2,443

Noninterest Expense
-------------------
Compensation and benefits                                            -                   4,415
Occupancy and equipment expense                                      -                     934
Loss on sale of assets                                               -                       9
Other expenses                                                     496    (b)            3,118
                                                         --------------           -------------
       Total noninterest expense                                   496                   8,476

Income before income taxes                                      (1,079)                  2,585

Provision for income taxes                                        (378)    (c)             876
                                                         --------------           -------------
Net income                                               $        (701)           $      1,709
                                                         ==============           =============

Basic earnings per share                                                          $       0.42
Diluted earnings per share                                                        $       0.42

Basic weighted average outstanding shares                                            4,080,122
Diluted weighted average outstanding shares                                          4,091,723

Gaston Federal Bancorp, Inc.
Pro Forma Consolidated Condensed Statement of Operations (unaudited) (in thousands, except per share data)

                                                              Gaston Federal              Innes Street Financial
                                                               Bancorp, Inc.                      Corp.
                                                       ------------------------------   ----------------------------
                                                            Twelve months ended             Twelve months ended
                                                             December 31, 2000               September 30, 2000
                                                       ------------------------------   ----------------------------
Interest Income
---------------
Loans                                                                    $    13,320                     $    13,644
Investment securities                                                          1,890                             260
Interest-bearing deposits                                                        168                             552
Mortgage-backed and related securities                                         1,455                             297
                                                       ------------------------------   ----------------------------
       Total interest income                                                  16,833                          14,753

Interest Expense
----------------
Deposits                                                                       7,296                           8,268
Borrowed funds                                                                 2,389                             353
                                                       ------------------------------   ----------------------------
       Total interest expense                                                  9,685                           8,621

Net interest income                                                            7,148                           6,132
Provision for loan losses                                                         53                               -
                                                       ------------------------------   ----------------------------
       Net interest income after provision                                     7,095                           6,132

Noninterest Income
------------------
Service charges on deposit accounts                                              762                              40
Gain on sale of assets                                                           271                              52
Other income                                                                   1,440                             343
                                                       ------------------------------   ----------------------------
       Total noninterest income                                                2,473                             435

Noninterest Expense
-------------------
Compensation and benefits                                                      3,725                           2,500
Occupancy and equipment expense                                                  612                             556
Loss on sale of assets                                                           873                              31
Other expenses                                                                 1,765                           1,360
                                                       ------------------------------   ----------------------------
       Total noninterest expense                                               6,975                           4,447

Income before income taxes                                                     2,593                           2,120

Provision for income taxes                                                       846                             789

                                                       ------------------------------   ----------------------------
Net income                                                               $     1,747                     $     1,331
                                                       ==============================   ============================

Basic earnings per share                                                 $      0.43                     $      0.72
Diluted earnings per share                                               $      0.43                     $      0.72

Basic weighted average outstanding shares                                  4,082,270                       1,838,692
Diluted weighted average outstanding shares                                4,093,871                       1,847,085

                                                               Pro Forma                       Pro Forma
                                                              Adjustments                       Combined
                                                          ---------------------           ---------------------
Interest Income
---------------
Loans                                                                 $ (1,597)  (a),(b)           $    25,367
Investment securities                                                        -                           2,150
Interest-bearing deposits                                                 (702)    (a)                      18
Mortgage-backed and related securities                                       -                           1,752
                                                          ---------------------           ---------------------
       Total interest income                                            (2,299)                         29,287

Interest Expense
----------------
Deposits                                                                (1,358)    (b)                  14,206
Borrowed funds                                                               -                           2,742
                                                          ---------------------           ---------------------

       Total interest expense                                           (1,358)                         16,948

Net interest income                                                       (941)                         12,339

Provision for loan losses                                                    -                              53
                                                          ---------------------           ---------------------
       Net interest income after provision                                (941)                         12,286

Noninterest Income
------------------
Service charges on deposit accounts                                          -                             802
Gain on sale of assets                                                       -                             323
Other income                                                               (76)    (b)                   1,707
                                                          ---------------------           ---------------------
       Total noninterest income                                            (76)                          2,832

Noninterest Expense
-------------------
Compensation and benefits                                                    -                           6,225
Occupancy and equipment expense                                              -                           1,168
Loss on sale of assets                                                       -                             904
Other expenses                                                             662    (b)                    3,787
                                                          ---------------------           ---------------------
       Total noninterest expense                                           662                          12,084

Income before income taxes                                              (1,679)                          3,034

Provision for income taxes                                                (588)    (c)                   1,047

                                                          ---------------------           ---------------------
Net income                                                            $ (1,091)                    $     1,987
                                                          =====================           =====================

Basic earnings per share                                                                           $      0.49
Diluted earnings per share                                                                         $      0.49

Basic weighted average outstanding shares                                                            4,082,270
Diluted weighted average outstanding shares                                                          4,093,871

Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

(a) Reflects the financing costs associated with this transaction based on the sale of $14.0 million of fixed rate mortgage loans yielding 7.5% and the use of excess interest-bearing deposits yielding 3.0%. The weighted average cost of the $37.413 million transaction is estimated to be 4.68%.

(b) Amount reflects the amortization of the fair value adjustment to related assets and liabilities. The amortization periods for loans and deposits are the weighted average lives of the portfolios and amortization expenses are reflected in interest income and interest expense, respectively. The amortization periods for the fair value adjustments for premises and equipment, the servicing asset and the core deposit intangible asset are their estimated lives and the amortization expenses are reflected in other expense, other income and other expense, respectively. There is no amount representing the amortization of goodwill recognized in this transaction in accordance with Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets.

(c) Amount reflects the net impact on the provision for income taxes resulting from the pro forma adjustments above, computed using an estimated effective rate of 35%.

Note: Nonrecurring costs related to employee termination benefits and other exit costs reflected in the pro forma statement of condition have not been reflected in the pro forma statement of operations.